EXHIBIT 10.q

                             FIRST AMENDMENT dated as of November 21, 1996 (this
                      "AMENDMENT") to the Credit Agreement dated as of September 16, 1996 (the "AGREEMENT"), among SUNBEAM CORPORATION (the "Company"), the Borrowing Subsidiaries (as such term is defined therein; together with the Company, the "Borrowers"), the Lenders listed in Schedule 2.01 thereof (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein and defined in the Agreement have the meanings set forth in the Agreement.

               WHEREAS the Borrowers have requested and the Administrative Agent and the Lenders are willing to amend a certain provision of the Agreement as set forth herein.

               NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

        SECTION 1. AMENDMENT. Section 6.06 of the Agreement is hereby amended by deleting therefrom the reference to "$250,000,000" and replacing it with a reference to "$300,000,000".

        SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each of the Lenders and the Administrative Agent that as of the date hereof:

               (a) The representations and warranties set forth in Article III of the Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

               (b) No Event of Default or Default has occurred and is continuing.

        SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date that the Administrative Agent shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders.

        SECTION 4. AGREEMENT. Except as specifically stated herein, the provisions of the Agreement are and shall remain in full force and


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effect. As used therein, the terms "Agreement", "herein", "hereunder",
"hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Agreement as amended hereby.

        SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

        SECTION 7. EXPENSES. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

                                         SUNBEAM CORPORATION,

                                             by

                                              /S/    EDWIN T. DERECHO
                                             -----------------------------
                                              Name:  Edwin T. Derecho
                                              Title: Vice President
                                                     Treasurer


                                         THE CHASE MANHATTAN BANK,
                                         individually and as Administrative
                                         Agent,

                                              by

                                              /S/    ELLEN GERTZOG
                                              ----------------------------
                                              Name:  Ellen Gertzog
                                              Title: Vice President


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                                                                               3


                                         BANK OF AMERICA ILLINOIS,

                                              by

                                              /S/    LAURENS F. SCHAAD, JR.
                                              ------------------------------
                                              Name:  Laurens F. Schaad, Jr.
                                              Title: Vice President


                                         THE BANK OF NEW YORK,

                                              by

                                              /S/    DAVID C. SIEGEL
                                              ------------------------------
                                              Name:  David C. Siegel
                                              Title: Assistant Vice
                                                     President

                                         THE BANK OF NOVA SCOTIA,

                                             by

                                             /S/    FRANK F. SANDLER
                                             -------------------------------
                                             Name:  Frank F. Sandler
                                             Title: Relationship Manager

                                         NORTHERN TRUST COMPANY,

                                             by

                                             /S/    JAMES F. T. MONHART
                                             -------------------------------
                                             Name:  James F. T. Monhart
                                             Title: Vice President

                                         PNC BANK, KENTUCKY, INC.,

                                              by

                                              /S/    JIM NEIL
                                              ------------------------------
                                              Name:  Jim Neil
                                              Title: Jim Neil

                                         THE FUJI BANK LIMITED,

                                              by

                                              /S/    MASANOBU KOBAYASHI
                                              ------------------------------
                                              Name:  Masanobu Kobayashi
                                              Title: Vice President  &
                                                     Manager


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                                                                               4


                                         CREDIT SUISSE,

                                             by

                                             /S/    JAN KOFOL
                                             ------------------------------
                                             Name:  Jan Kofol
                                             Title: Jan Kofol

                                             by

                                             /S/    KRISTINN R. KRISTINSSON
                                             ------------------------------
                                             Name:  Kristinn R. Kristinsson
                                             Title: Associate

                                         CREDIT LYONNAIS, NEW YORK BRANCH,

                                             by

                                             /S/    JACQUES-YVES MULLIEZ
                                             ------------------------------
                                             Name:  Jacques-Yves Mulliez
                                             Title: Senior Vice President

                                         NATIONSBANK,

                                             by

                                             /S/    RICHARD M. STARKE
                                             ------------------------------
                                             Name:  Richard M. Starke
                                             Title: Vice President

                                         THE FIRST NATIONAL BANK OF CHICAGO,

                                             by

                                             /S/    ROBERT H. WOLOHAN
                                             ------------------------------
                                             Name:  Robert H. Wolohan
                                             Title: Corporate Banking Officer

                                         WACHOVIA BANK OF GEORGIA, N.A.,

                                             by

                                             /S/    PATRICK A. PHELAN
                                             ------------------------------
                                             Name:  Patrick A. Phelan
                                             Title: Assistant Vice
                                                    President


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                                                                               5


                                         FIRST UNION NATIONAL BANK OF
                                         FLORIDA,

                                             by

                                             /S/    MARY A. MORGAN
                                             ------------------------------
                                             Name:  Mary A. Morgan
                                             Title: Vice President and
                                                    Senior Portfolio
                                                    Manager

                                         THE BANK OF TOKYO-MITSUBISHI TRUST
                                         LTD.,

                                             by

                                             /S/    RANDY L. GLASS
                                             ------------------------------
                                             Name:  Randy L. Glass
                                             Title: Vice President

                                         SAKURA BANK, LIMITED,

                                             by

                                             /S/    HIROYASU IMANISHI
                                             ------------------------------
                                             Name:  Hiroyasu Imanishi
                                             Title: V.P. & Senior Manager